EXHIBIT 99.6


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC5

                           Adjustable Rate Population

Selection Criteria: Adjustable Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Documentation Level                             Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Full Documentation                                1,769  291,289,982      57.07    164,664     6.930     5.575     80.67       589.9
Stated Documentation                                944  194,922,013      38.19    206,485     7.289     5.601     80.76       615.7
Limited Documentation                               116   24,175,499       4.74    208,409     6.989     5.600     80.16       599.8
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Total:                                            2,829  510,387,494     100.00    180,413     7.070     5.586     80.68       600.2

2. Credit Score

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Credit Score                                    Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
481 - 500                                            13    2,079,285       0.41    159,945     7.693     5.937     73.98       500.0
501 - 520                                           300   45,557,730       8.93    151,859     8.143     5.848     74.05       510.4
521 - 540                                           341   57,077,373      11.18    167,382     7.712     5.795     75.07       530.4
541 - 560                                           324   50,812,762       9.96    156,830     7.457     5.677     78.19       550.8
561 - 580                                           278   49,274,443       9.65    177,246     7.243     5.582     78.85       570.3
581 - 600                                           311   56,325,229      11.04    181,110     6.912     5.496     80.19       590.0
601 - 620                                           326   56,357,872      11.04    172,877     6.823     5.501     82.84       611.4
621 - 640                                           327   63,675,141      12.48    194,725     6.639     5.482     83.82       630.2
641 - 660                                           234   47,479,622       9.30    202,904     6.567     5.527     84.11       649.5
661 - 680                                           152   32,778,341       6.42    215,647     6.537     5.449     84.67       670.1
681 - 700                                            87   19,592,667       3.84    225,203     6.498     5.495     85.17       689.6
701 - 720                                            51   11,274,988       2.21    221,078     6.590     5.447     87.66       709.7
721 - 740                                            38    7,923,309       1.55    208,508     6.993     5.480     88.17       729.3
741 - 760                                            24    5,307,372       1.04    221,140     6.675     5.519     86.32       749.5
761 - 780                                            15    3,361,459       0.66    224,097     6.357     5.444     81.31       770.3
781 - 800                                             7    1,366,551       0.27    195,222     6.075     5.496     84.44       791.8
801 - 820                                             1      143,350       0.03    143,350     5.375     5.250     80.00       802.0
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Total:                                            2,829  510,387,494     100.00    180,413     7.070     5.586     80.68       600.2
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Minimum: 500
Maximum: 802
Weighted Average: 600

3. Range of Original LTV Ratios (%)

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Range of Original LTV Ratios (%)                Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
10.01 - 15.00                                         1       77,850       0.02     77,850     8.250     5.300     12.00       547.0
15.01 - 20.00                                         1       74,799       0.01     74,799     8.050     5.500     19.63       536.0
20.01 - 25.00                                         3      202,260       0.04     67,420     6.993     5.904     21.82       557.4
25.01 - 30.00                                         8      618,631       0.12     77,329     6.488     5.677     28.39       577.3
30.01 - 35.00                                        11    1,353,519       0.27    123,047     7.454     5.888     33.44       600.5
35.01 - 40.00                                        10    1,194,180       0.23    119,418     6.884     5.597     37.98       588.6
40.01 - 45.00                                        13    1,987,521       0.39    152,886     7.281     6.156     43.29       568.7
45.01 - 50.00                                        24    3,531,873       0.69    147,161     7.331     5.755     48.40       562.7
50.01 - 55.00                                        36    5,378,889       1.05    149,414     7.226     5.820     52.65       572.2
55.01 - 60.00                                        43    7,365,986       1.44    171,302     7.175     5.679     58.17       570.8
60.01 - 65.00                                       116   20,278,176       3.97    174,812     7.441     5.986     63.51       566.6
65.01 - 70.00                                       197   33,629,059       6.59    170,706     7.468     5.906     68.77       569.4
70.01 - 75.00                                       304   52,988,694      10.38    174,305     7.394     5.815     74.14       564.4
75.01 - 80.00                                       921  155,655,015      30.50    169,007     6.854     5.495     79.71       598.2
80.01 - 85.00                                       430   81,088,013      15.89    188,577     7.102     5.549     84.49       594.9
85.01 - 90.00                                       485   97,299,231      19.06    200,617     6.941     5.457     89.65       625.8
90.01 - 95.00                                       163   35,243,864       6.91    216,220     7.011     5.413     94.83       643.6
95.01 - 100.00                                       63   12,419,936       2.43    197,142     7.449     5.639     99.93       676.9
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Total:                                            2,829  510,387,494     100.00    180,413     7.070     5.586     80.68       600.2
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Minimum: 12.00
Maximum: 100.00
Weighted Average: 80.68

4. Documentation Level Greater than 85% LTV

                                                                        % of
                                                                       Morgage
                                                          Aggregate    Pool by      Avg     Weighted
                                                Number     Cut-off    Aggregate  Mortgage   Average   Weighted  Weighted
                                                  of        Date       Cut-off     Loan      Gross    Average   Average    Weighted
                                               Mortgage   Principal   Principal  Principal  Interest   Gross    Original   Average
Documentation Level Greater than 85% LTV        Loans      Balance     Balance    Balance     Rate     Margin     LTV     FICO Score
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Full Documentation                                  413   75,052,475      51.77    181,725     6.949     5.431     92.51       621.0
Stated Documentation                                264   63,271,960      43.65    239,667     7.066     5.505     90.98       651.5
Limited Documentation                                34    6,638,596       4.58    195,253     6.978     5.395     91.37       625.5
---------------------------------------------  --------  -----------  ---------  ---------  --------  --------  --------  ----------
Total:                                              711  144,963,031     100.00    203,886     7.002     5.462     91.79       634.5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.